Exhibit 10.10

[ SEAL] UNITED STATES PATENT AND TRADEMARK OFFICE

UNITED STATES DEPARTMENT OF COMMERCE
United States Patent and Trademark Office
Address:	COMMISSIONER FOR patents
P. O. Box 1450
Alexandria, Virginia 22313-1450
www.uspto.gov

NOTICE OF ALLOWANCE AND FEE(S) DUE

7590 12/14/2004 Lance A. Foster Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P. 8555 United Plaza Boulevard, 4th Floor Baton Rouge, LA 70809-7000				EXAMINER LE, JOHN H.
				ART UNIT	PAPER NUMBER
				2863
				DATE MAILED: 12/14/2004

APPLICATION NO.	FILING DATE	FIRST NAMED INVENTOR		ATTORNEY DOCKET NO	CONFIRMATION NO.
10/444.045	05/22/2003	Matthew Butler		16348/96518-01	5966

TITLE OF INVENTION: PROCESSING SYSTEM FOR REMOTE CHEMICAL IDENTIFICATION

APPLN. TYPE	SMALL ENTITY	ISSUE FEE	PUBLICATION FEE	TOTAL FEE(S) DUE	DATE DUE
nonprovisional	YES	$700	$300	$1000	03/14/2005

THE APPLICATION IDENTIFIED ABOVE HAS BEEN EXAMINED AND IS ALLOWED FOR ISSUANCE AS A PATENT PROSECUTION ON THE MERITS IS CLOSED. THIS NOTICE OF ALLOWANCE IS NOT A GRANT OF PATENT RIGHT THIS APPLICATION IS SUBJECT TO WITHDRAWAL FROM ISSUE AT THE INITIATIVE OF THE OFFICE OR UPON PETITION BY THE APPLICANT. SEE 37 CFR 1.313 AND MPEP 1308.

THE ISSUE FEE AND PUBLICATION FEE (IF REQUIRED) MUST BE PAID WITHIN THREE MONTHS FROM THE MAILING DATE OF THIS NOTICE OR THIS APPLICATION SHALL BE REGARDED AS ABANDONED. THE STATUTORY PERIOD CANNOT BE EXTENDED. SEE 35 U.S.C. 151. THE ISSUE FEE DUE INDICATED ABOVE REFLECTS A CREDIT FOR ANY PREVIOUSLY PAID ISSUE FEE APPLIED IN THIS APPLICATION. THE PTOL-85B (OR AN EQUIVALENT) MUST BE RETURNED WITHIN THIS PERIOD EVEN IF NO FEE IS DUE OR THE APPLICATION WILL BE REGARDED AS ABANDONED.

HOW TO REPLY TO THIS NOTICE:

I. Review the SMALL ENTITY status shown above.

If the SMALL ENTITY is shown as YES, verify your current SMALL ENTITY status:	If the SMALL ENTITY is shown as NO:

A. If the status is the same, pay the TOTAL FEE(S) DUE shown above.	A. Pay TOTAL FEE(S) DUE shown above, or

B. If the status above is to be removed, check box 5b on Part B – Fee(s) Transmittal and pay the PUBLICATION FEE (if required) and twice the amount of the ISSUE FEE shown above, or	B. If applicant claimed SMALL ENTITY status before, or is not claiming SMALL ENTITY status, check box 5a or Part B – Fee Transmittal and pay the PUBLICATION FEE (if required) and [] the ISSUE FEE shown above.

II. PART B – FEE(S) TRANSMITTAL should be completed and returned to the United States Patent and Trademark Office (USPTO) with your ISSUE FEE and PUBLICATION FEE (if required). Even if the fee(s) have already been paid, Part B – Fee(s) Transmittal should be completed and returned. If you are charging the fee(s) to your deposit account, section “4b” of Part B – Fee(s) Transmittal should be completed and a copy of the form should be submitted.

III. All communications regarding this application must be given the application number. Please direct all communications prior to issuance to Mail Stop ISSUE FEE unless advised to the contrary.

IMPORTANT REMINDER: Utility patents issuing on applications filed on or after Dec. 12, 1980 may require payment of maintenance fees. It is patentee’s responsibility to ensure timely payment of maintenance fees when due.

TOL 85 (Rev 11/04) Approved for use through 04/30/2007

[ SEAL] UNITED STATES PATENT AND TRADEMARK OFFICE

UNITED STATES DEPARTMENT OF COMMERCE
United States Patent and Trademark Office
Address:	COMMISSIONER FOR patents
P. O. Box 1450
Alexandria, Virginia 22313-1450
www.uspto.gov

APPLICATION NO.	ISSUE DATE	PATENT NO.	ATTORNEY DOCKET NO	CONFIRMATION NO.
10/444,045	04/26/2005	6885965	16348/96518-01	5966

                            7590                 12/14/2004

Lance A. Foster

Jones, Walker, Waechter, Poitevent,

Carrere & Denegre, L.L.P.

8555 United Plaza Boulevard, 4th Floor

Baton Rouge, LA 70809-7000

ISSUE NOTIFICATION

The projected patent number and issue date are specified above.

Determination of Patent Term Adjustment under 35 U.S.C. 154(b)

(application filed on or after May 29, 2000

The Patent Term Adjustment is 0 day(s). Any patent to issue from the above-identified application will include an indication of the adjustment on the front page.

If a Continued Prosecution Application (CPA) was filed in the above-identified application, the filing date that determines Patent Term Adjustment is the filing date of the most recent CPA.

Applicant will be able to obtain more detailed information by accessing the Patent Application Information Retrieval (PAIR) WEB site (http://pair.uspto.gov).

Any questions regarding the Patent Term Extension or Adjustment determination should be directed to the Office of Patent Legal Administration at (571) 272-7702. Questions relating to issue and publication fee payments should be directed to the Customer Service Center of the Office of Patent Publication at (703) 305-8283.

APPLICANT(s) (up to 18 names are included below, see PAIR WEB site http://pair.uspto.gov for additional applicants):

Matthew Butler, Baton Rouge, LA;

Grant Plummer, Durham, NC;

	Application No.	Applicant(s)

Notice of Allowability	10/444,045	BUTLER ET AL.

	Examiner	Art Unit

	John H Le	2863

—The MAILING DATE of this communication appears on the cover sheet with the correspondence address—

All claims being allowable, PROSECUTION OF THE MERITS IS (OR REMAINS) CLOSED in this application. If not included herewith (or previously mailed), a Notice of Allowance (PTOL-85) or other appropriate communication will be mailed in due course. THIS NOTICE OF ALLOWABILITY IS NOT A GRANT OF PATENT RIGHTS. This application is subject to withdrawal from issue at the initiative of the Office or upon petition by the applicant. See 37 CFR 1.313 and MPEP 1308.

1.	☒ This communication is responsive to 11/01/2004.

2.	☒ The allowed claim(s) is/are 5-9, 14-20 and 36-47.

3.	☒ The drawings filed on 25 September 2003 are accepted by the Examiner.

4.	☐ Acknowledgment is made of a claim for foreign priority under 35 U.S.C. § 119(a)-(d) or (f).

a) ☐ All         b) ☐ Some         c) ☐ None         of the:

1.	☐ Certified copies of the priority documents have been received.

2.	☐ Certified copies of the priority documents have been received in Application No. .

3.	☐ Copies of the certified copies of the priority documents have been received in this national stage application from the International Bureau (PCT Rule 17.2(a)).

*	Certified copies not received: .

Applicant has THREE MONTHS FROM THE “MAILING DATE” of this communication to file a reply complying with the requirements noted below. Failure to timely comply will result in ABANDONMENT of this application.

THIS THREE-MONTH PERIOD IS NOT EXTENDABLE.

5.	☐ A SUBSTITUTE OATH OR DECLARATION must be submitted. Note that the attached EXAMINER’S AMENDMENT or NOTICE OF INFORMAL PATENT APPLICATION (PTO-152) which gives reason(s) why the oath or declaration is deficient.

6.	☐ CORRECTED DRAWINGS (as “replacement sheets”) must be submitted.

(a) ☐ including changes required by the Notice of Draftsperson’s Patent Drawing Review (PTO-948) attached

1) ☐ hereto or    2) ☐ to Paper No./Mail Date                 .

(b) ☐ including changes required by the attached Examiner’s Amendment/Comment or in the Office action of Paper

No./Mail Date                 .

Identifying indicia such as the application number (see 37 CFR 1.84(c)) should be written on the drawings in the front (not the back) of each sheet. Replacement sheet(s) should be labeled as such in the header according to 37 CFR 1.121(d).

7.	☐ DEPOSIT OF and/or INFORMATION about the deposit of BIOLOGICAL MATERIAL must be submitted. Note the attached Examiner’s comment regarding REQUIREMENT FOR THE DEPOSIT OF BIOLOGICAL MATERIAL.

Attachment(s)

1. ☐ Notice of References Cited (PTO-892)	5. ☐ Notice of Informal Patent Application (PTO-152)
2. ☐ Notice of Draftperson’s Patent Drawing Review (PTO-948)	6. ☐ Interview Summary (PTO-413), Paper No./Mail Date .
3. ☐ Information Disclosure Statements (PTO-1449 or PTO/SB/08), Paper No./Mail Date	7. ☒ Examiner’s Amendment/Comment
4. ☐ Examiner’s Comment Regarding Requirement for Deposit of Biological Material	8. ☒ Examiner’s Statement of Reasons for Allowance
9. ☐ Other

Application/Control Number: 10/444,045 Art Unit: 2863	Page 2

EXAMINER’S AMENDMENT

Response to Amendment

1. Applicant’s amendment filed 11/01/2004 has been entered and carefully considered.

Claims 14 and 15 have been amended.

Claims 1-4, 10-13, 21-35 have been canceled.

Claims 36-47 have been added.

EXAMINER’S AMENDMENT

2. An examiner’s amendment to the record appears below. Should the changes and/or additions be unacceptable to applicant, an amendment may be filed as provided by 37 CFR 1.312. To ensure consideration of such an amendment, it MUST be submitted no later than the payment of the issue fee.

Authorization for this examiner’s amendment was given in a telephone interview with Attorney Lance A. Foster on 12/03/2004.

The application has been amended as follows:

In Claims:

Claim 15, line 11, before “making, “a.” has changed to –i.—;

Line 13, before “determining”, “b.” has been changed to –ii.—;

Line 15, before “if”, “c.” has been changed to –iii.—;

Line 17, before “making”, “d.” has been changed to –iv.—;

Line 19, before “repeating”, “e.” has been changed to –v.—.

Claim 16, line 1, “(e)” has been changed to –(v)—.

Claim 17, line 1, “b-d” has been changed to –(ii)-(iv)—.

Application/Control Number: 10/444,045 Art Unit: 2863	Page 3

Reasons for Allowance

3. Claims 5-9, 14-20, and 36-47 are allowed.

4. The following is a statement of reasons for the indication of allowable subject matter:

In combination with other limitations of the claims, the cited prior arts fails to teach steps of: b. from a set of known temperature spectra related to a known background temperature, selecting at least two known temperature spectra representing a background temperature above and below said estimated temperature; c. comparing said sample spectrum to said known temperature spectra in order to determine a sample background spectrum, as recited in claim(s) 5 and 7.

In combination with other limitations of the claims, the cited prior arts fails to teach a plurality of chemical reference spectra are compared to said absorbance spectrum, wherein said plurality of chemical reference spectra comprise a primary set of chemical reference spectra and said primary set of chemical reference spectra is formed from a plurality of chemical spectra identification methods, as recited in claim(s) 14.

In combination with other limitations of the claims, the cited prior arts fails to teach a plurality of chemical reference spectra are compared to said absorbance spectrum, wherein said plurality of chemical reference spectra comprise a primary set of chemical reference spectra and said comparison of said primary set of chemical reference spectra to said absorbance spectrum includes the steps of: a. making a comparison of said primary set of chemical reference spectra to said absorbance spectrum; b. determining whether there are undetermined results for any of said reference spectra in said comparison; c. if undetermined results do exist in said comparison, then removing said reference spectra having undetermined results in said primary set; d. making another comparison of said primary set of chemical reference spectra to said absorbance spectrum; e. repeating steps b-d until no undetermined results exist, as recited in claim(s) 15.

Application/Control Number: 10/444,045 Art Unit: 2863	Page 4

Any comments considered necessary by applicant must be submitted no later than the payment of the issue fee and, to avoid processing delays, should preferably accompany the issue fee. Such submissions should be clearly labeled “Comments on Statement of Reasons for Allowance.”

Contact Information

5. Any inquiry concerning this communication or earlier communications from the examiner should be directed to John H. Le whose telephone number is 571-272-2275. The examiner can normally be reached on 8:00 – 4:30.

If attempts to reach the examiner by telephone are unsuccessful, the examiner’s supervisor, John E. Barlow can be reached on 571-272-2269. The fax phone number for the organization where this application or proceeding is assigned is 703-872-9306.

Information regarding the status of an application may be obtained from the Patent Application Information Retrieval (PAIR) system. Status information for published applications may be obtained from either Private PAIR or Public PAIR. Status information for unpublished applications is available through Private PAIR only. For more information about the PAIR system, see http://pair-direct.uspto.gov. Should you have questions on access to the Private PAIR system, contact the Electronic Business Center (EBC) at 866-217-9197 (toll-free).

John H. Le

Patent Examiner-Group 2863

December 3, 2004